Exhibit 99.1

Wheeler Real Estate Investment Trust, Inc. Board of Directors Announces New Operating Committee

Virginia Beach, VA –August 22, 2017 – The management and Board of Directors of Wheeler Real Estate Investment Trust, Inc. (NASDAQ: WHLR) (“Wheeler” or the “Company”), a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers, announced today the formation of a new committee of the Board of Directors designed to strengthen Board oversight of the Company’s operations and increase interaction with management. The Operating Committee will be comprised of three independent directors and will expire on March 1, 2018. The committee has authority to retain advisors with approval of the full Board of Directors. John Sweet will chair the committee and will be joined by Jeffrey Zwerdling, the Company’s lead independent director, and John McAuliffe. Wheeler’s Board of Directors, along with management, remains focused on increasing shareholder value and believes that this new committee will allow the Board to provide support in executing the Company’s growth plan.

Jon S. Wheeler, Chairman and Chief Executive Officer, stated, “Both management and the Board remain steadfast in maximizing shareholder value and have continued to drive value through portfolio operations. The current operating environment has become increasingly more challenging, and the Board is taking a proactive approach to ensure that operations are maximized. The Operating Committee will provide additional tactical support and increase interaction with management as we look to execute on the Company’s growth strategy. Our commitment to protect our shareholders remains at the forefront of that strategy as we look to evaluate any and all alternatives to enhance long term shareholder value.”

About Wheeler Real Estate Investment Trust, Inc.
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers.

Additional information about Wheeler Real Estate Investment Trust, Inc. can be found at the Company’s corporate website: www.whlr.us.

Forward-Looking Statement
This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. The Company’s expected results may not be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statement regarding: (i) the Company’s ability to implement its growth plan; and (ii) the Company’s ability to maximize shareholder value are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Additional factors are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward‐looking statements to reflect events or circumstances that arise after the date hereof.

CONTACT:

Wheeler Real Estate Investment Trust, Inc.
Wilkes Graham
Chief Financial Officer
(757) 627-9088
wilkes@whlr.us

Laura Nguyen
Director of Investor Relations
(757) 627-9088
laura@whlr.us